Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT TO

FIRST LIEN CREDIT AGREEMENT

FIRST AMENDMENT, dated as of September 16, 2009 (this “Amendment”) to the FIRST LIEN CREDIT AGREEMENT, dated as of June 10, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Credit Agreement), among CHRYSLER GROUP LLC f/k/a NEW CARCO ACQUISITION LLC (the “Borrower”), and The United States Department of the Treasury (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender have agreed to make certain amendments to the Credit Agreement as described herein solely upon the terms and conditions provided for in this Amendment;

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Section 1.1 of the Credit Agreement (Defined Terms). Clause (bb) of the definition of “Permitted Indebtedness” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase “in Outstanding Amount not to exceed the Outstanding Amount thereof on the Closing Date”.

2. Amendment to Section 5.1 of the Credit Agreement (Financial Statements). Section 5.1 of the Credit Agreement is hereby amended by:

(a) replacing each instance of the phrase “statements of operations and comprehensive income, member’s interest and of cash flows” with the phrase “statements of income and cash flows”; and

(b) in subsection (a), replacing the phrase “120 days after the end of the fiscal year of the Borrower” with the phrase “120 days after the end of the fiscal period of the Borrower ending December 31, 2009 and within 90 days after the end of each fiscal year of the Borrower thereafter”.

3. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:

(a) Amendment. The Lender shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lender.

(b) Acknowledgment and Consent. The Lender shall have received an Acknowledgment and Consent (“Acknowledgment and Consent”), substantially in the form of Exhibit A hereto, duly executed and delivered by each Guarantor.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects as of such earlier date).

5. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments, consents and waivers contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Lender.

6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. Miscellaneous. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Copies of this Amendment signed by all parties hereto and thereto shall be lodged with the Borrower and the Lender. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHRYSLER GROUP LLC

By:	/s/ Walter P. Bodden Jr.
	Name:	Walter P. Bodden Jr.
	Title:	Assistant Treasurer

[Signature Page to First Amendment]

THE UNITED STATES DEPARTMENT OF THE TREASURY, as Lender

By:	/s/ Herbert M. Allison, Jr.
	Name:	Herbert M. Allison, Jr.
	Title:	Assistant Secretary for Financial Stability

[Signature Page to First Amendment]

EXHIBIT A

TO AMENDMENT

ACKNOWLEDGMENT AND CONSENT

Reference is made to the FIRST AMENDMENT, dated as of August __, 2009 (the “Amendment”) to the FIRST LIEN CREDIT AGREEMENT, dated as of June 10, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Credit Agreement), among CHRYSLER GROUP LLC (the “Borrower”), and The United States Department of the Treasury (the “Lender”).

Each of the undersigned parties to the Guarantee Agreement hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and other obligations made by such party contained in the Guarantee Agreement are, and shall remain, in full force and effect after giving effect to the Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHRYSLER DE VENEZUELA LLC

By:
Name:
Title:

CHRYSLER GROUP INTERNATIONAL LLC

By:
Name:
Title:

CHRYSLER GROUP INTERNATIONAL SERVICES S.A. LLC

By:
Name:
Title:

CHRYSLER GROUP REALTY COMPANY LLC

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

CHRYSLER GROUP TRANSPORT LLC

By:
Name:
Title:

CHRYSLER GROUP VANS LLC

By:
Name:
Title:

CHRYSLER GROUP GLOBAL ELECTRIC MOTORCARS. LLC

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]